                                                                   EXHIBIT 10.18

                        NORTHPOINT COMMUNICATIONS, INC.

                             SUBSCRIPTION AGREEMENT


     This Subscription Agreement (this "Agreement") is made between NorthPoint
                                        ---------
Communications, Inc., a Delaware corporation (the "Company"), and CNA Trust FBO
                                                   -------
Michael W. Hall ("Purchaser").
                  ---------

     1. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company, 17,800 shares of Series B Preferred Stock (the "Shares"), at a price of
                                                ------
$0.67417772 per Share, for an aggregate purchase price of $12,000.36. The Series B Preferred Stock shall have the rights provided in the Company's Certificate of Incorporation, as amended, a copy of which has been made available to Purchaser. As soon as practicable after all necessary regulatory approvals for the issuance of the Shares have been obtained, the Company shall notify Purchaser and Purchaser shall promptly deliver to the Company an executed copy of this Agreement and payment in the form of cash, check or wire transfer for the Shares being purchased.

     2.  Representations of Purchaser.  Purchaser hereby represents and warrants
         ----------------------------
to the Company with respect to the purchase of the Shares as follows:

          (a) Experience.  Purchaser has experience in evaluating and investing
              ----------
in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares hereunder.

          (b) Investment.  Purchaser is acquiring the Shares for investment for
              ----------
Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares to be purchased (and the underlying Common Stock) have not been, and will not be, registered under the Securities Act of 1933, as amended (the

"Securities Act"), by reason of a specific exemption from the registration
---------------
provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. Purchaser has not been formed for the specific purpose of acquiring the Shares (or the underlying Common Stock).

          (c) Rule 144.  Purchaser acknowledges that the Shares and the
              --------
underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including a requirement that the securities be held prior to resale for the applicable holding periods specified in Rule 144, the existence of a public market for the shares, and, in some cases, the availability of certain current public information about the Company, compliance with the manner of sale requirements of Rule 144, and the number of shares being sold during any three-month period not exceeding specified limitations.

          (d) No Public Market.  Purchaser understands that no public market now
              ----------------
exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares (or the underlying Common Stock) and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

          (e) Access to Data.  Purchaser and its representatives have met with
              --------------
representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

          (f) Authorization.  This Agreement, when executed and delivered by
              -------------
Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          (g) Tax Consequences.  Purchaser has reviewed with its own tax
              ----------------
advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Purchaser (and not the Company) shall be responsible for Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     3.  Representation of Company.  The Company hereby represents and warrants
         -------------------------
to Purchaser as follows:

          (a)  Authorization.  The Company is a corporation duly organized,
               -------------
validly existing in good standing under the laws of the State of Delaware. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) has been taken and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (b)  Valid Issuance of Securities.  The Shares being issued to
              ----------------------------
Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. Based in part upon the representations of Purchaser in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series B Preferred Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Company's Certificate of Incorporation, as amended, shall be duly and validly issued, fully paid and non-assessable and free of any liens or encumbrances (provided, however, that such Common Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein) and will be issued in compliance with all applicable federal and state securities laws.

         (c) The execution, delivery and performance of this Agreement does not and will not conflict with or result in any breach of any of, constitute a default under, or result in a violation of: any obligation or commitment to any third party; any law or judgement applicable to the Company; any law, statute, rule, regulation, judgement or decree to which the Company is subject; or the charter documents or bylaws of the Company or any securities by the Company.

     4.  Qualification of Securities.  The sale of the securities which are the
         ---------------------------
subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California, and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification is unlawful unless the sale of securities is exempt from the qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

     5.  Legends.  Purchaser acknowledges and understands that the certificate
         -------
evidencing the Series B Preferred Stock (and Common Stock issuable upon conversion thereof) shall bear the following legends (and any other legends required under state securities laws in the opinion of legal counsel for the Company):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE

     REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."


     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     6.  General.  This Agreement shall be governed by the laws of the State of
         -------
California, is not assignable by either party and represents the entire agreement between the parties. This Agreement may only be modified or amended in writing with the consent of the Company and Purchaser.

     In witness whereof, the parties have executed this Agreement on December 31, 1997.

"Company"                     NORTHPOINT COMMUNICATIONS, INC.
                              a Delaware corporation

                              By:  /s/ NORTHPOINT COMMUNICATIONS, INC.
                                  -------------------------------------

                              Title:
                                     -----------------------------

"Purchaser"                   CNA TRUST FBO MICHAEL W. HALL


                              By:  /s/ CNA TRUST FBO MICHAEL W. HALL
                                  -----------------------------------

                              Title:
                                     -----------------------------